UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2006

                             THE RESTAURANT COMPANY

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                  333-131004                 62-1254388
(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (IRS EMPLOYER
    OF INCORPORATION)                  NUMBER)              IDENTIFICATION NO.)


                          6075 POPLAR AVENUE, SUITE 800
                          MEMPHIS, TENNESSEE 38119-4709

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 877-7375

                                       N/A

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.    OTHER EVENTS

              The Restaurant Company issued a press release on May 3, 2006 announcing that it has completed the previously announced acquisition of Marie Callender's Restaurant & Bakery, a casual dining chain of restaurants. A copy of the press release is attached hereto as Exhibit 99.1.

              This report is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be deemed to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
99.1  Press Release dated May 3, 2006.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE RESTAURANT COMPANY
                                              (Registrant)



Date: May 4, 2006                           By:  /s/ Joseph F. Trungale
                                                 -------------------------------
                                                   Joseph F. Trungale
                                                   President and Chief Executive
                                                     Officer






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                                  EXHIBIT INDEX

Exhibit
Number      Description
--------    --------------------------------------------------------------------

99.1        Press Release dated May 3, 2006.